POWER OF ATTORNEY

 Know all by these presents, that the undersigned hereby

constitutes and appoints Eric A. Bakken and Kristin J.

Staffanson, the undersigned?s true and lawful attorney-in-fact to:

(1) execute for and on behalf of the undersigned, in the

undersigned?s capacity as an officer and/or director

of Regis Corporation (the ?Company?), Forms 3, 4, and

5 in accordance with Section 16(a) of the Securities

Exchange Act of 1934 and the rules thereunder;

(2) do and perform any and all acts for and on behalf of

the undersigned which may be necessary or desirable to

complete and execute any such Form 3, 4, or 5 and

timely file such form with the United States

Securities and Exchange Commission and any stock

exchange or similar authority; and

(3) take any other action of any type whatsoever in

connection with the foregoing which, in the opinion of

such attorney-in-fact, may be of benefit to, in the

best interest of, or legally required by, the

undersigned, it being understood that the documents

executed by such attorney-in-fact on behalf of the

undersigned pursuant to this Power of Attorney shall

be in such form and shall contain such terms and

conditions as such attorney-in-fact may approve in

such attorney-in-fact?s discretion.

      The undersigned hereby grants to each such attorney-

in-fact full power and authority to do and perform any and

every act and thing whatsoever requisite, necessary, or

proper to be done in the exercise of any of the rights and

powers herein granted, as fully to all intents and purposes

as the undersigned might or could do if personally present,

with full power of substitution or revocation, hereby

ratifying and confirming all that such attorney-in-fact, or

such attorney-in-fact?s substitute or substitutes, shall

lawfully do or cause to be done by virtue of this power of

attorney and the rights and powers herein granted.  The

undersigned acknowledges that the foregoing attorneys-in-

fact, in serving in such capacity at the request of the

undersigned, are not assuming, nor is the Company assuming,

any of the undersigned?s responsibilities to comply with

Section 16 of the Securities Exchange Act of 1934.

      This Power of Attorney shall remain in full force and

effect until the undersigned is no longer required to file

Forms 3, 4, and 5 with respect to the undersigned?s

holdings of and transactions in securities issued by the

Company, unless earlier revoked by the undersigned in a

signed writing delivered to the foregoing attorneys-in-

fact.

      IN WITNESS WHEREOF, the undersigned has caused this

Power of Attorney to be executed as of this 1st day of

November, 2013.

           Jim B. Lain